UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 5, 2026 (May 15, 2025)

TRAEGER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40694	82-2739741
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

533 South 400 West
Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, include area code) (801) 701-7180
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	COOK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On March 5, 2026, Traeger, Inc. (the “Company” or “Traeger”) issued a press release announcing financial results for the quarter and fiscal year ended December 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

As previously disclosed in a Current Report on Form 8-K filed on May 15, 2025 (the “May 8-K”) and an amended Current Report on Form 8-K filed on August 6, 2025 (the “August 8-K”), November 5, 2025 (the “November 8-K”) and December 4, 2025 (the “December 8-K”), the Board of Directors of Traeger approved a comprehensive enterprise initiative designed to streamline the Company’s organizational structure and rebalance its cost base to improve profitability and cash flow generation. As part of this initiative, the Company is identifying opportunities to deliver cost savings and operational efficiencies. These savings are expected to be achieved through a multi-step strategic optimization plan (“Project Gravity”).

Phase 1 of Project Gravity focused on centralizing the Company’s operations, which included a reduction in force and the closure of its office in the United Kingdom, consolidating operations in Utah. Phase 2 introduced additional strategic actions related to channel optimization initiatives, which included discontinuing the Costco roadshow program, redirecting Traeger.com consumers to the Company’s retail partners’ websites as part of an exit from the Traeger direct-to-consumer business, transitioning to a distributor model in European markets that currently operate under a direct model, pellet mill consolidation, and a reduction in force to align workforce size with the Company’s current operational scale. As part of these Phase 2 initiatives, the Company plans to simplify its product portfolio, including the planned end-of-life of certain products, to streamline operations and better align its offerings with current demand and strategic priorities. This action will result in approximately $6 million to $12 million of additional annualized pre-tax cost savings.

In connection with Project Gravity, the Company now expects to incur pre-tax charges related to currently known and reasonably estimable actions of Project Gravity of between approximately $32.0 million and $36.0 million (the “Total Costs”), which primarily consist of cash expenditures. Of the Total Costs, the Company expects pre-tax charges of between approximately $18.0 million and $19.0 million associated with consulting fees and other related costs, between approximately $9.0 million and $10.0 million related to severance and other personnel costs, and between approximately $5.0 million and $7.0 million related to supplier settlement costs and inventory related adjustments. The current expectation is that Project Gravity will result in annualized pre-tax cost savings of approximately $64 million to $70 million.

The Company does not currently anticipate incurring material additional costs or charges beyond the amounts described above in connection with Project Gravity. As of the date of the filing of this Form 8‑K, the Company believes that the actions comprising Project Gravity that are currently known and reasonably estimable are reflected in the estimated Total Costs disclosed herein. Project Gravity, in its entirety, is expected to be substantially completed by the end of 2026, with approximately $25 million of total charges incurred during fiscal year 2025. Item 2.05 in each of the May 8-K, August 8-K, November 8-K and December 8-K are hereby deemed amended and supplemented by the foregoing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding when the Company expects the completion of the actions under Project Gravity, expected costs related to Project Gravity, and anticipated cost savings from Project Gravity, risks that the Company will be unable to realize the anticipated benefits of Project Gravity. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the factors discussed under the caption “Risk Factors” in the Company’s periodic and current reports filed with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 to be filed with the Securities and Exchange Commission. Any such forward-looking statements represent management's expectations and estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Traeger, Inc.

Date: March 5, 2026	By:	/s/ Michael J. Hord
Michael J. Hord
Chief Financial Officer